Exhibit 10.4

Execution Version

AMENDMENT NO. 4

TO

CREDIT AGREEMENT

This AMENDMENT NO. 4 to Credit Agreement, dated as of June 6, 2024 (this “Amendment”), is entered into among CALPINE CONSTRUCTION FINANCE COMPANY, L.P., a Delaware limited partnership (the “Borrower”), the Guarantors, CITIBANK, N.A. (“Citibank”) as the initial New Lender (as defined below) and CITIBANK, N.A. (as successor to CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH), as administrative agent (in such capacity and including any successors in such capacity, the “Administrative Agent”), and amends the Credit Agreement, dated as of December 15, 2017 (as amended by that certain Amendment No. 1, dated as of January 29, 2020, that certain Amendment No. 2, dated as of July 1, 2023, that certain Amendment No. 3, dated as of August 2, 2023, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to effect the changes described below; and

WHEREAS, the Borrower has requested that Citigroup Global Markets Inc., BofA Securities, Inc., Banco Santander, S.A., New York Branch, Barclays Bank PLC, BMO Capital Markets Corp., BNP Paribas Securities Corp., Crédit Agricole Corporate and Investment Bank, Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., Natixis, New York Branch, Royal Bank of Canada and Sumitomo Mitsui Banking Corporation act as Lead Arrangers (the “Lead Arrangers”) in connection with this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1.              Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 4 Effective Date (as defined below), hereby amended to:

(a)            delete the words “(y) in the case of Refinancing Term B Loans maintained as (i) Base Rate Loans, 1.25% and (ii) Term SOFR Loans, 2.25%” in the definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement and replace such words with “(y) in the case of Refinancing Term B Loans (1) prior to the Amendment No. 4 Effective Date, maintained as (i) Base Rate Loans, 1.25% and (ii) Term SOFR Loans, 2.25% and (2) on or after the Amendment No. 4 Effective Date, maintained as (i) Base Rate Loans, 1.00% and (ii) Term SOFR Loans, 2.00%.; and

(b)            Add the following defined term to Section 1.1 of the Credit Agreement:

““Amendment No. 4 Effective Date”: June 6, 2024.”

(c)            delete the first sentence of Section 2.8(a)

(d)            delete the reference to “prior to February 2, 2024” in Section 2.13(b) of the Credit Agreement and replace such reference with “prior to December 6, 2024.”

Section 2.              Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 4 Effective Date”):

(a)            Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the initial New Lender and the Administrative Agent;

(b)            Executed Consents. The Administrative Agent shall have received a consent (“Consent”) in the form of Exhibit A to this Amendment, duly executed by each Lender (each such Lender a “Consenting Lender”) (including each replacement financial institution that becomes a Lender pursuant to Section 2.26 of the Credit Agreement, but excluding any Non-Consenting Lender (as defined below)) by 5:00 p.m., New York City time on May 30, 2024 (the “Consent Deadline”);

(c)            No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Amendment No. 4 Effective Date;

(d)            Representations and Warranties. The representations and warranties of the Borrower contained in Section 3 of the Credit Agreement and Section 3 of this Amendment or any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 4 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(e)            Officer’s Certificate. The Borrower shall have provided a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (c) and (d) of this Section 2; and

(f)             Fees and Expenses Paid. The Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Lead Arrangers and the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Lead Arrangers and the Administrative Agent with respect thereto) and all other fees then due and payable to any Lead Arranger and the Administrative Agent in connection with this Amendment.

Section 3.              Representations and Warranties

On and as of the Amendment No. 4 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender (including the initial New Lender) as follows:

(a)             this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)            each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Credit Agreement and each other Loan Document is true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 4 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(c)             no Default or Event of Default has occurred and is continuing.

Section 4.              New Lenders, Non-Consenting Lenders and Reduced Lenders.

If any Lender under the Credit Agreement (each a “Non-Consenting Lender”) declines or fails to consent to this Amendment by failing to return an executed Consent to the Administrative Agent prior to the Consent Deadline, then pursuant to and in compliance with the terms of Section 2.26 of the Credit Agreement, such Lender may be replaced and its commitments and/or obligations (or a portion thereof) purchased and assumed by either a new lender (a “New Lender”) or an existing Lender which is willing to increase its Term Loans. For the avoidance of doubt, each Non-Consenting Lender will be deemed to have executed an Assignment and Acceptance for all of its then outstanding Term Loans. The Borrower may elect, by giving written notice to the Administrative Agent and the applicable Consenting Lender, to cause such Consenting Lender (such Lender, a “Reduced Lender”) to assign all or a portion (in an amount as determined by the Borrower and Administrative Agent) outstanding Term Loans (such Term Loans, the “Reduced Term Loans”) to the New Lender in accordance with the provisions of Section 9.6(b) of the Credit Agreement; provided that (1) on the date of such assignment, the New Lender shall pay to the Reduced Lender an amount equal to the principal of the Reduced Term Loans of such Reduced Lender and (2) on the date of such assignment, the Borrower shall pay all accrued interest on the Reduced Term Loans of such Reduced Lender and any amounts payable to such Reduced Lender pursuant to Sections 2.18 or 2.19 of the Credit Agreement or otherwise as if it were a prepayment. For the avoidance of doubt, each Reduced Lender will be deemed to have executed an Assignment and Acceptance for its Reduced Term Loans.

Section 5.              Fees and Expenses; Indemnity; No Fiduciary Duty

The Borrower agrees to pay, in accordance with the terms of Section 9.5 of the Credit Agreement, all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto). Sections 9.5 and 9.18 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, and shall apply to the activities of the Lead Arrangers in connection with this Amendment, mutatis mutandis.

Section 6.              Reference to the Effect on the Loan Documents

(a)           As of the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 4 Effective Date.

(b)           Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, the Lead Arrangers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 4 Effective Date.

(d)           This Amendment is a Loan Document.

(e)           For the avoidance of doubt, the Interest Period for the Refinancing Term B Loans shall remain unchanged and shall end on June 28, 2024.

Section 7.              Reaffirmation

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty Agreement and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents.

Section 8.              Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.              Governing Law

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10.            Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 11.           Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 12.           Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 13.           Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14.           Jurisdiction; Waiver of Jury Trial

The jurisdiction and waiver of right to trial by jury provisions in Sections 9.12 and 9.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

CALPINE CONSTRUCTION FINANCE COMPANY, L.P., as the Borrower

By:	/s/ Bryan Kimzey
Name:	Bryan Kimzey
Title:	Vice President

Jack A. Fusco Energy Center LLC (f/k/a Brazos Valley Energy LLC), as a Guarantor

By:	/s/ Bryan Kimzey
Name:	Bryan Kimzey
Title:	Vice President

Calpine Bosque Energy Center, LLC, as a Guarantor

By:	/s/ Bryan Kimzey
Name:	Bryan Kimzey
Title:	Vice President

Guadalupe Power Partners, LP, as a Guarantor

By:	/s/ Bryan Kimzey
Name:	Bryan Kimzey
Title:	Vice President

Magic Valley Energy Center, LLC, as a Guarantor

By:	/s/ Bryan Kimzey
Name:	Bryan Kimzey
Title:	Vice President

[Signature Page to Amendment No. 4]

Calpine Northeast Development, LLC, as a Guarantor

By:	/s/ Bryan Kimzey
Name:	Bryan Kimzey
Title:	Vice President

Calpine Guadalupe GP, LLC, as a Guarantor

By:	/s/ Bryan Kimzey
Name:	Bryan Kimzey
Title:	Vice President

Calpine Guadalupe LP, LLC, as a Guarantor

By:	/s/ Bryan Kimzey
Name:	Bryan Kimzey
Title:	Vice President

Calpine Fore River Energy Center, LLC, as a Guarantor

By:	/s/ Bryan Kimzey
Name:	Bryan Kimzey
Title:	Vice President

Westbrook Energy Center, LLC, as a Guarantor

By:	/s/ Bryan Kimzey
Name:	Bryan Kimzey
Title:	Vice President

[Signature Page to Amendment No. 4]

CITIBANK, N.A., as initial New Lender

By:	/s/ Agha Murtaza
Name: Agha Murtaza
Title: Managing Director and Vice President

[Signature Page to Amendment No. 4]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Agha Murtaza
Name: Agha Murtaza
Title: Managing Director and Vice President

[Signature Page to Amendment No. 4]

[Lender Consents for Amendment No. 4 on file with Administrative Agent]

Exhibit A

CONSENT TO AMENDMENT NO. 4

CONSENT (this “Consent”) TO AMENDMENT NO. 4 (“Amendment”) to the Credit Agreement, dated as of December 15, 2017 (as amended by that certain Amendment No. 1, dated as of January 29, 2020, that certain Amendment No. 2, dated as of July 1, 2023, that certain Amendment No. 3, dated as of August 2, 2023, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the Collateral Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Consent:

The undersigned Lender (including any New Lender) hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Term Loans held by such Lender (including with respect to Section 4 of the Amendment).

Name of Lender:

by
Name:
Title:

For any Institution requiring a second signature line:

by
Name:
Title: